Critical Judgments and Accounting Estimates	12 Months Ended
Dec. 31, 2020
Corporate Information And Statement Of I F R S Compliance [Abstract]
Critical Judgments and Accounting Estimates

4. CRITICAL JUDGMENTS AND ACCOUNTING ESTIMATES

Timely preparation of financial statements in conformity with IFRS as issued by the International Accounting Standards Board requires that management make estimates and assumptions and use judgments that affect the application of accounting policies and the reported amounts of assets, liabilities, revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the Consolidated Financial Statements. Accordingly, actual results may differ from estimated amounts as future confirming events occur. The effect of these estimates, assumptions and the use of judgments are explained throughout the notes to the Consolidated Financial Statements. Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the year in which the estimates are revised and in any future years affected.

The COVID-19 pandemic and continued volatile commodity price environment resulting from decreased demand and potential oversupply to the market has negatively impacted operating results in 2020 and could further impact operating results in 2021. The results of the economic downturn and any potential resulting impact to the Company have been considered in management’s estimates at the year-end; however, there could be a further prospective material impact in future periods.

The key sources of estimation uncertainty that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities are discussed below.

Recoverability of asset carrying values

The recoverability of PNG asset carrying values are assessed at the CGU level. Determination of what constitutes a CGU is subject to management judgment of the lowest level at which there are identifiable cash inflows that are largely independent of the cash inflows of other groups of assets or properties. The factors used by TransGlobe to determine CGUs may vary by country due to unique operating and geographic circumstances in each country. In general, TransGlobe assesses the following factors in determining whether a group of assets generate largely independent cash inflows:

•	geographic proximity of the assets within a group to one another;
•	geographic proximity of the group of assets to other groups of assets; and
•	homogeneity of the production from the group of assets and the sharing of infrastructure used to process and/or transport production.

In Egypt, each PSC is considered a separate CGU. In Canada, CGUs are determined by regional geography and one CGU has been identified. The asset composition of a CGU can directly impact the recoverability of the assets included therein. In assessing the recoverability of the Company's petroleum properties, each CGU's carrying value is compared to its recoverable amount, defined as the greater of its fair value less costs to sell and value-in-use. As at December 31, 2020 and December 31, 2019, the recoverable amounts of the Company's CGUs were estimated as their fair value less costs to sell based on the net present value of the after-tax cash flows from the oil and natural gas reserves of each CGU based on reserves estimated by the Company's independent reserves evaluator.

Key input estimates used in the determination of cash flows from oil and natural gas reserves include the following:

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Reserves - There are numerous uncertainties inherent in estimating oil and gas reserves. An external reserves engineering report which incorporates a full evaluation of reserves is prepared on an annual basis with internal reserves updates completed at each quarterly period. Estimating reserves is highly complex, requiring many judgments including forward price estimates, production costs, and recovery rates based on available geological, geophysical, engineering and economic data. Changes in these judgments may have a material impact on the estimated reserves. These estimates may change, resulting in either negative or positive impacts on net earnings (loss) as further information becomes available and as the economic environment changes.

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Commodity prices - Forward price estimates of crude oil and natural gas prices are incorporated into the determination of expected future net cash flows. Commodity prices have fluctuated significantly in recent years due to global and regional factors including supply and demand fundamentals, inventory levels, foreign exchange rates, economic, and geopolitical factors.

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Discount rate - The discount rate used to determine the net present value of future cash flows is based on the Company's estimated weighted average cost of capital. Changes in the economic environment could change the Company's weighted average cost of capital.

Impairment tests were carried out at December 31, 2020 and were based on fair value less costs to sell calculations, using estimated after-tax cash discounted cash flows on proved plus probable reserves. The Company used discount rates based on a calculated cost of capital of 15% in Egypt and 11% in Canada along with the following commodity price estimates:

	Egypt[1]			Canada[1]
	Brent Blend Crude Oil	WTI Oil	AECO Gas	Edmonton Pentane	Edmonton Butane	Edmonton Propane	Spec Ethane	Exchange Rate
Year	$/Bbl	$/Bbl	$C/Mcf	$C/Bbl	$C/Bbl	$C/Bbl	$C/Bbl	USD/CAD
2021	50.75	48.00	2.72	60.65	27.75	19.43	8.62	0.775
2022	55.00	51.50	2.67	65.36	36.47	24.31	8.45	0.765
2023	58.50	54.50	2.60	70.07	41.48	25.53	8.22	0.760
2024	61.79	57.79	2.60	74.72	44.29	27.26	8.22	0.760
2025	62.95	58.95	2.65	76.25	45.29	27.87	8.39	0.760
2026	64.13	60.13	2.71	77.80	46.30	28.49	8.58	0.760
2027	65.33	61.33	2.76	79.38	47.32	29.12	8.76	0.760
2028	66.56	62.56	2.81	81.00	48.37	29.77	8.94	0.760
2029	67.81	63.81	2.87	82.64	49.44	30.43	9.13	0.760
2030	69.17	65.09	2.92	84.30	50.43	31.03	9.31	0.760
Thereafter[2]	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	+2.0%/yr	0.760
[1]	GLJ Ltd. (“GLJ”) price forecasts, effective January 1, 2021.
[2]	Percentage change represents the increase in each year after 2030 to the end of the reserves life.

Depletion of petroleum properties

Reserves and resources are used in the units of production calculation for depletion, depreciation and amortization. Depletion of petroleum properties is calculated based on total proved plus probable reserves as well as estimated future development costs associated with these reserves as determined by the Company's independent reserves evaluator. See above for discussion of estimates and judgments involved in reserves estimation.

Income taxes

Related assets and liabilities are recognized for the estimated tax consequences between amounts included in the Consolidated Financial Statements and their tax base using substantively enacted future income tax rates. Timing of future revenue streams and future capital spending changes can affect the timing of any temporary differences, and accordingly affect the amount of the deferred tax asset or liability calculated at a point in time. Tax interpretations, regulations and legislation in the various jurisdictions in which TransGlobe and its subsidiaries operate are subject to change and interpretation. Such changes can affect the timing of the reversal of temporary tax differences, the tax rates in effect when such differences reverse and TransGlobe's ability to use tax losses and other tax pools in the future. The Company’s income tax filings are subject to audit by taxation authorities in different jurisdictions and the results of such audits may increase or decrease the tax liability. The determination of current and deferred tax amounts recognized in the Consolidated Financial Statements are based on management’s assessment of the tax positions, which includes consideration of their technical merits, communications with tax authorities and management’s view of the most likely outcome. These differences could materially impact net earnings (loss).

Financial instruments

The fair values of financial instruments are estimated based upon market and third-party inputs. These estimates are subject to change with fluctuations in commodity prices, interest rates, foreign currency exchange rates and estimates of non-performance risk.

Share-based payments

The fair value estimates of equity-settled and cash-settled share-based payment awards depend on certain assumptions including share price volatility, risk-free interest rate, the term of the awards, and the forfeiture rate which, by their nature, are subject to measurement uncertainty.

Asset retirement obligations

The provision for site restoration and abandonment in Canada is based on current legal and constructive requirements, technology, price levels and expected plans for remediation. Actual costs and cash outflows can differ from estimates because of changes in laws and regulations, public expectations, market conditions, discovery and analysis of site conditions and changes in technology.

Recoverability of accounts receivable

The recoverability of accounts receivable due from EGPC is assessed to determine the carrying value of accounts receivable on the Company's Consolidated Balance Sheets. Management judgment is required in performing the recoverability assessment. No material credit losses have been experienced to date, and the Company expects to collect the accounts receivable balance in full.

E&E Assets

Management uses judgment to determine whether a sufficient amount of economically recoverable reserves have been discovered. This requires estimates of the quantity and realizable value of a discovery. E&E assets are subject to ongoing technical, commercial and management review to confirm the continued intent to establish the technical feasibility and commercial viability of the discovery.

Leases

Management uses judgement to determine the incremental borrowing rate and lease term related to the application of IFRS 16. Incremental borrowing rates are based on judgments including economic environment, term, currency, and the underlying risk inherent to the asset. The carrying amount of the right-of-use assets, lease obligations, and the resulting interest and depletion and depreciation expense, may differ due to changes in the market conditions and lease term. Lease terms are based on assumptions regarding extension terms that allow for operational flexibility and future market conditions.